                           FIRST AMENDMENT AND CONSENT

                  FIRST AMENDMENT AND CONSENT (this "First Amendment"), dated as of September 17, 2003 to the CREDIT AGREEMENT, dated as of August 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Birds Eye Foods, Inc. (f/k/a Agrilink Foods, Inc.) (the "Borrower"), Birds Eye Holdings, Inc. (f/k/a Agrilink Holdings, Inc.) ("Holdings"), the lenders and other agents from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to, or for the benefit of, the Borrower;

                  WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

                  WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                  SECTION 1. DEFINITIONS

                  Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Credit Agreement.

                  SECTION 2. AMENDMENTS AND CONSENT

                  2.1 Consent to Redemption/Purchase of 11-7/8% Senior Subordinated Notes. (a) Notwithstanding anything to the contrary contained in the Loan Documents, the Lenders consent to the redemption (in one or more transactions) by the Borrower of up to $150,000,000 principal amount of the 11-7/8% Senior Subordinated Notes due 2008 issued pursuant to the 11-7/8% Senior Subordinated Indenture (plus accrued interest and premium) as long as (i) such redemption occurs on or after November 1, 2003, and (ii) no Default or Event of Default shall have occurred or be in effect immediately before or immediately after giving effect to such redemption (such redemption, the "2003 11-7/8% Senior Subordinated Notes Redemption").

                  (b) The Lenders hereby agree that any outstanding balance of the 11-7/8% Senior Subordinated Notes remaining after giving effect to the redemptions permitted in the preceding paragraph (a) (together with related interest and premium) may be redeemed, paid or purchased by the Borrower if (i) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such redemption, payment or purchase, the Senior Leverage Ratio would be 2.75 to 1.00 or less and the Borrower would be in compliance on a Pro Forma Basis with the other financial covenants in Section 7.10 of the Credit Agreement, and (ii) no Default or Event of Default shall have occurred or be in effect immediately before or immediately after giving effect to such redemption, payment or purchase.

                  2.2 Amendment to Section 1. (a) Section 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of "Interest Coverage Ratio" the phrase "; provided, however that the calculation of the Interest Coverage Ratio shall not include any fees, expenses and premium paid in connection with the First Amendment and the redemption/purchase of the 11-7/8% Senior Subordinated Notes permitted by Section 2.1 of the First Amendment."

                  (b) Section 1.1 of the Credit Agreement is hereby amended to provide for certain changes to the definition of "Consolidated EBITDA" by (i) deleting the word "and" where it appears immediately before clause (W) in clause
(ii) thereof and (ii) deleting the word "minus" where it appears immediately before clause (iii) thereof and (iii) adding the following new clause immediately after such clause (W):

                  "(X) fees, expenses and premium paid in connection with the First Amendment and the redemption/purchase of the 11-7/8% Senior Subordinated Notes permitted by Section 2.1 of the First Amendment minus"

                  (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

                  ""FIRST AMENDMENT" means the First Amendment dated as of September 17, 2003 to the Credit Agreement."

                  2.3 Amendment to Section 3.3(b). Clause (A) of Section 3.3(b)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(A) 50% (if the Consolidated Leverage Ratio as of the end of such fiscal year is equal to or greater than 3.00 to 1.00) or 25% (if the Consolidated Leverage Ratio as of the end of such fiscal year is less than 3.00 to 1.00 but equal to or greater than 2.75 to 1.00) of Excess Cash Flow for such fiscal year minus"

                  2.4 Amendment to Section 7.13. Section 7.13 is hereby deleted in its entirety.

                  2.5 Amendment to Section 8.1. Section 8.1 of the Credit Agreement is hereby amended by adding after the amount "$275,000,000" where it appears in paragraphs (f) and (o) the phrase "plus interest paid in kind, capitalized or accrued (less the aggregate principal amount of 11-7/8% Senior Subordinated Notes redeemed, paid or purchased pursuant to a transaction permitted by Section 2.1 of the First Amendment)".

                  2.6 Amendment to Section 8.13. Section 8.13 of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" and substituting therefor the amount "$50,000,000".


                  SECTION 3. MISCELLANEOUS

                  3.1 Effective Date. This First Amendment shall become effective upon

                  (a) the receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrower and the Required Lenders under the Credit Agreement, and

                  (b) the receipt by the Administrative Agent of an amendment fee, for the account of each Lender which has delivered an executed counterpart to this First Amendment to the Administrative Agent or its counsel no later than 5:00 p.m., New York City time, on September 26, 2003, in an amount equal to ..125% of the sum of the Revolving Commitment and aggregate outstanding Tranche B Term Loans held by such Lender, such fee payable only if the condition described in clause (a) is satisfied.

                  3.2 Representations and Warranties. Each of the Borrower and Holdings represents and warrants to each Lender that as of the date hereof and after giving effect hereto: (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower and Holdings in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of such date.

                  3.3 Limited Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this First Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement.

                  3.4 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  3.5 Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 BIRDS EYE FOODS, INC.



                                 By: /s/ Earl L. Powers
                                     ------------------------------------------
                                     Name:  Earl L. Powers
                                     Title: EVP, CFO & Sec


                                 BIRDS EYE HOLDINGS, INC.


                                 By: /s/ Earl L. Powers
                                     ------------------------------------------
                                     Name:  Earl L. Powers
                                     Title: Sec and Treas.


                                 JPMORGAN CHASE BANK, as Administrative
                                 Agent and as a Lender


                                 By: /s/ Benedict A. Smith
                                     ------------------------------------------
                                     Name:  Benedict A. Smith
                                     Title: Vice President

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 AMARA-I FINANCE, LTD..
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Financial Manager


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 AVALON CAPITAL LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 AVALON CAPITAL LTD. 2
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 OASIS COLLATERALIZED HIGH INCOME
                                 PORTFOLIOS-1, LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Sub-Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 CHARTER VIEW PORTFOLIO
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Investment Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 DIVERSIFIED CREDIT PORTFOLIO LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     as Investment Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 AIM FLOATING RATE FUND
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Sub-Adviser


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 INVESCO CBO 2000-1 LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003

                                 INVESCO EUROPEAN CDO I S.A.


                                 By: INVESCO Senior Secured Management, Inc.
                                     As Collateral Manager


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 SARATOGA CLO I, LIMITED
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Asset Manager


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory


                                 SEQUILS-LIBERTY, LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Collateral Manager


                                 By: /s/ Thomas H. B. Ewald
                                     ------------------------------------------
                                     Name:  Thomas H. B. Ewald
                                     Title: Authorized Signatory

                                 VAN KAMPEN
                                 SENIOR INCOME TRUST
                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ William D Lenga
                                     ------------------------------------------
                                     Name:  WILLIAM LENGA
                                     Title: VICE PRESIDENT

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 VAN KAMPEN
                                 SENIOR LOAN FUND
                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ William D Lenga
                                     ------------------------------------------
                                     Name:  WILLIAM LENGA
                                     Title: VICE PRESIDENT


                                 VAN KAMPEN CLO II, LIMITED
                                 By: Van Kampen Investment Advisory Corp
                                     As Collateral Manager


                                 By: /s/ William D Lenga
                                     ------------------------------------------
                                     Name:  WILLIAM LENGA
                                     Title: VICE PRESIDENT

                                 CoBank, ACB


                                 By: /s/ Brian J. Klatt
                                     ------------------------------------------
                                     Name:  Brian J. Klatt
                                     Title: Senior Vice President

                                 Denali Capital LLC, managing member of
                                 DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                                 By: /s/ John P Thacker
                                     ------------------------------------------
                                     Name:  JOHN P. THACKER
                                     Title: CHIEF CREDIT OFFICER

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003

                                 Denali Capital LLC, managing member of
                                 DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate


                                 By: /s/ John P Thacker
                                     ------------------------------------------
                                     Name:  JOHN P. THACKER
                                     Title: CHIEF CREDIT OFFICER


                                 Denali Capital LLC, managing member of
                                 DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate


                                 By: /s/ John P Thacker
                                     ------------------------------------------
                                     Name:  JOHN P. THACKER
                                     Title: CHIEF CREDIT OFFICER


                                 ----------------------------------------------
                                            HSBC Bank USA


                                 By: /s/ John M Carroll
                                     ------------------------------------------
                                     Name:  John M. Carroll
                                     Title: Vice President


                                 MORGAN STANLEY PRIME INCOME TRUST
                                 ----------------------------------------------
                                            [Name of Lender]

                                 By: /s/ Sheila A Finnerty
                                     ------------------------------------------
                                     Name:  Sheila A. Finnerty
                                     Title: Executive Director


                                 JP Morgan Chase Bank
                                 ----------------------------------------------
                                            [Name of Lender]


                                 By: /s/ Benedict A Smith
                                     ------------------------------------------
                                     Name:  BENEDICT A. SMITH
                                     Title: Vice President

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 VENTURE II CDO 2002, LIMITED
                                 By its investment
                                 advisor, Barclays Bank PLC,
                                 New York Branch
                                            [Name of Lender]


                                 By: /s/ M. G. Regan
                                     ------------------------------------------
                                     Name:  Michael G. Regan
                                     Title: Director

                                 WINGED FOOT FUNDING TRUST


                                 By: /s/ Diana M Himes
                                     ------------------------------------------
                                     Name:  DIANA M. HIMES
                                     Title: AUTHORIZED AGENT


                                 JUPITER LOAN FUNDING LLC


                                 By: /s/ Diana M Himes
                                     ------------------------------------------
                                     Name:  DIANA M. HIMES
                                     Title: ASSISTANT VICE PRESIDENT


                                 Natexis Banques Populaires
                                 ----------------------------------------------

                                 By: /s/ Tefta Ghilaga
                                     ------------------------------------------
                                     Name:  TEFTA GHILAGA
                                     Title: VICE PRESIDENT


                                     /s/ Kristen E. Brainard
                                     ------------------------------------------
                                     KRISTEN BRAINARD
                                     ASSOCIATE

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 LCMI LIMITED PARTNERSHIP, AS LENDER
                                 ----------------------------------------------
                                            [Name of Lender]
                                 BY: LYON CAPITAL MANAGEMENT LLC,
                                 AS COLLATERAL MANAGER


                                 By: /s/ F. Tavangar
                                     ------------------------------------------
                                     Name:  LYON CAPITAL MANAGEMENT LLC
                                            Farboud Tavangar
                                     Title: Senior Portfolio Manager


                                 LANDMARK CDO

                                     /s/ Th. Eggenschwiler
                                 By:     Aladdin Asset Management
                                     Name:  Thomas Eggenschwiler
                                     Title: Director Research

                                 LANDMARK II CDO

                                     /s/ Th. Eggenschwiler
                                 By:     Aladdin Asset Management
                                     Name:  Thomas Eggenschwiler
                                     Title: Director Research

                                                M&T BANK
                                 ----------------------------------------------
                                           [Name of Lender]


                                 By: /s/ Kevin Wilmot
                                     ------------------------------------------
                                     Name:  Kevin Wilmot
                                     Title: Asst. Vice President

                                 AERIES FINANCE-II LTD.
                                 By: Patriarch Partners X, LLC
                                     Its Managing Agent


                                 By: /s/ Lynn Tilton
                                     ------------------------------------------
                                     Name:  Lynn Tilton
                                     Title: Manager

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 JP Morgan Chase Bank, as trustee of the
                                 Antares Funding Trust created under the
                                 Trust Agreement dated as of November 30, 1999.


                                 By: /s/ Leslie Hundley
                                     ------------------------------------------
                                     Name:  Leslie Hundley
                                     Title: Officer


                                            Franklin Floating Rate Trust
                                     ------------------------------------------
                                                [Name of Lender]


                                 By: /s/ Richard D'Addario
                                     ------------------------------------------
                                     Name:  Richard D'Addario
                                     Title: Senior Vice President


                                         Franklin Floating Rate Master Series
                                     ------------------------------------------
                                                 [Name of Lender]

                                 By: /s/ Richard D'Addario
                                     ------------------------------------------
                                     Name:  Richard D'Addario
                                     Title: Senior Vice President

                                            Franklin CLO II, Limited
                                     ------------------------------------------
                                                [Name of Lender]


                                 By: /s/ Richard D'Addario
                                     ------------------------------------------
                                     Name:  Richard D'Addario
                                     Title: Vice President

                                             Franklin CLO III, Limited
                                     ------------------------------------------
                                                 [Name of Lender]

                                 By: /s/ Richard D'Addario
                                     Name:  Richard D'Addario
                                     Title: Vice President

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 PACIFICA PARTNERS I, L.P.
                                 By: Imperial Credit Asset Management
                                     As its Investment Manager


                                 By: /s/ Mary Shaifer
                                     ------------------------------------------
                                     Name:  Mary Shaifer
                                     Title: Vice President

                                 STANWICH LOAN FUNDING LLC


                                 By: /s/ Ann E. Morris
                                     ------------------------------------------
                                     Name:  ANN E. MORRIS
                                     Title: ASST VICE PRESIDENT

                                 KZH CRESCENT-3 LLC


                                 By: /s/ Dorian Herrera
                                     ------------------------------------------
                                     Name:  DORIAN HERRERA
                                     Title: AUTHORIZED AGENT

                                                Bank of America N.A.
                                     ------------------------------------------
                                                  [Name of Lender]

                                 By: /s/ W. Thomas Barnett
                                     ------------------------------------------
                                     Name:  W. Thomas Barnett
                                     Title: Managing Director

                                 Flagship CLO 2001 -1
                                     By: Flagship Capital Management, Inc.


                                 By: /s/ Eric S Meyer
                                     ------------------------------------------
                                     Name:  Eric S. Meyer
                                     Title: Director

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 Flagship CLO II
                                          By:  Flagship Capital Management, Inc


                                 By: /s/ Eric S Meyer
                                     ------------------------------------------
                                     Name:  Eric S. Meyer
                                     Title: Director


                                 Long Lane Master Trust IV
                                 By Fleet National Bank as Trust Administrator
                                 ----------------------------------------------
                                             [Name of Lender]

                                 By: /s/ Darcey Bartel
                                     ------------------------------------------
                                     Name:  Darcey Bartel
                                     Title: Director

                                                  Cooksmill
                                 ----------------------------------------------
                                               [Name of Lender]

                                 By: /s/ David Muldoon
                                     ------------------------------------------
                                     Name:  DAVID MULDOON
                                     Title: AUTHORISED SIGNATORY


                                 Black Diamond International Funding, Ltd.


                                 By: /s/ Alan Corkish
                                     ------------------------------------------
                                     Name:  Alan Corkish
                                     ------------------------------------------
                                     Title: Director
                                     ------------------------------------------


                                 Hanover Square CLO Ltd.
                                 By:  Blackstone Debt Advisors L.P.
                                 As Collateral Manager


                                 By: /s/ Dean Criares
                                     ------------------------------------------
                                     Name:  Dean Criares
                                     Title: Managing Director

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 ----------------------------------------------
                                 TORONTO DOMINION (NEW YORK), INC.


                                 By: /s/ Gwen Zirkle
                                     ------------------------------------------
                                     Name:  GWEN ZIRKLE
                                     Title: VICE PRESIDENT

                                 Harris Trust and Savings Bank
                                 ----------------------------------------------


                                 By:   /s/ William R Corya
                                     ------------------------------------------
                                     Name:  William R. Corya
                                     Title: Vice President

                                 Seaboard CLO 2000 Ltd.
                                 By ORIX Capital Markets, LLC
                                        Its Collateral Manager
                                 ----------------------------------------------
                                        [Name of Lender]

                                 By: /s/ Christopher L. Smith
                                     ------------------------------------------
                                     Name:  Christopher L. Smith
                                     Title: Managing Director

                                 Dryden III Leveraged Loan CDO 2002
                                 By: Prudential Investment Management. Inc.,
                                     as Collateral Manager.
                                 ----------------------------------------------
                                          [Name of Lender]


                                 By: /s/ Jill Baum
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 Dryden Leveraged Loan CDO 2002 - II
                                 By: Prudential Investment Management, Inc.,
                                        as Collateral Manager.
                                 ----------------------------------------------
                                              [Name of Lender]


                                 By: /s/ Jill Baum
                                     ------------------------------------------
                                        Name:
                                     Title:

                                 ING SENIOR INCOME FUND
                                 By: Aeltus Investment Management, Inc.
                                        as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT


                                 ING PRIME RATE TRUST
                                 By: Aeltus Investment Management, Inc.
                                     as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT


                                 ML CLO XV PILGRIM AMERICA
                                 (CAYMAN) LTD,
                                 By: ING Investments, LLC
                                     as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 ML CLO XII PILGRIM AMERICA
                                 (CAYMAN) LTD,
                                 By: ING Investments, LLC
                                     as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT


                                 PILGRIM AMERICA HIGH INCOME
                                 INVESTMENTS LTD,
                                 By: ING Investments, LLC
                                     as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT

                                 PILGRIM CLO 1999-1 LTD,
                                 By: ING Investments, LLC
                                     as its investment manager


                                 By: /s/ Jason Groom
                                     ------------------------------------------
                                     Name:  JASON GROOM
                                     Title: VICE PRESIDENT


                                 Prometheus Investment Funding No. 1 LTD.
                                 By HVB Credit Advisors LLC


                                 By: /s/ Charles P Strause
                                     ------------------------------------------
                                     Name:  Charles P. Strause
                                     Title: Associate Director


                                 By: /s/ Elizabeth Tallmadge
                                     ------------------------------------------
                                     Name:  Elizabeth Tallmadge
                                     Title: Chief Investment Officer

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 Prometheus Investment Funding No. 2 LTD.
                                 By HVB Credit Advisors LLC

                                 By: /s/ Charles P. Strause
                                     ------------------------------------------
                                     Name:  Charles P. Strause
                                     Title: Associate Director


                                 By: /s/ Elizabeth Tallmadge
                                     ------------------------------------------
                                     Name:  Elizabeth Tallmadge
                                     Title: Chief Investment Officer


                                 New York Life Insurance And
                                 Annuity Corporation
                                 ----------------------------------------------
                                                [Name of Lender]
                                 By: New York Life Investment Management LLC,
                                     its Investment Manager


                                 By: /s/ R. H. Dial
                                     ------------------------------------------
                                     Name:  R. H. Dial
                                     Title: Director


                                 NYLIM FLATIRON CLO 2003-1 LTD.
                                 By: New York Life Investment Management LLC,
                                     as Collateral Manager and Attorney-in-Fact


                                 By: /s/ R. H. Dial
                                     Name:  R. H. Dial
                                     Title: Director


                                 ELF FUNDING TRUST III
                                 By: New York Life Investment Management LLC,
                                     as Attorney-in-Fact


                                 By: /s/ R. H. Dial
                                     Name:  R. H. Dial
                                     Title: Director

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 MAPLEWOOD (CAYMAN) LIMITED
                                 By: David L. Babson & Company Inc. under
                                 delegated authority from Massachusetts
                                 Mutual Life Insurance Company as
                                 Investment Manager


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 BILL & MELINDA GATES FOUNDATION
                                 By: David L. Babson & Company Inc.
                                 as Investment Adviser


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY
                                 By: David L. Babson & Company Inc. as
                                     Investment Adviser


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director


                                 NEWTON CDO LTD
                                 By: David L. Babson & Company Inc.
                                     as Investment Adviser


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 ELC (CAYMAN) LTD. 1999-II
                                 APEX (IDM) CDO I, LTD.
                                 ELC (CAYMAN) LTD. 2000-I
                                 TRYON CLO LTD. 2000-I
                                 By: David L. Babson & Company Inc.
                                     as Collateral Manager


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director


                                 SUFFIELD CLO, LIMITED
                                 By: David L. Babson & Company Inc.
                                     as Collateral Manager


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 SIMSBURY CLO, LIMITED
                                 By: David L. Babson & Company Inc. under
                                     delegated authority from Massachusetts
                                     Mutual Life Insurance Company as
                                     Collateral Manager


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 PERSEUS CDO I, LIMITED
                                 By: David L. Babson & Company Inc.
                                     under delegated authority from
                                     Massachusetts Mutual Life Insurance
                                     Company as Portfolio Manager


                                 By: /s/ M A Spencer
                                     ------------------------------------------
                                     Name:  MaryAnn Spencer
                                     Title: Managing Director

                                 BIRDS-EYE FOODS, INC.
                                 FIRST AMENDMENT AND CONSENT
                                 DATED AS OF SEPTEMBER 17, 2003


                                 C-SQUARED CDO LTD.
                                 By: TCW Advisors, Inc., as its
                                     Portfolio Manager


                                 By: /s/ G. Steven Kalin
                                     ------------------------------------------
                                     Name:  G. STEVEN KALIN
                                     Title: SENIOR VICE PRESIDENT


                                 STANDARD FEDERAL BANK/ABN-AMRO
                                 ----------------------------------------------
                                        [Name of Lender]

                                 By: /s/ DJO Mwamba
                                     ------------------------------------------
                                     Name:  DJO MWAMBA
                                     Title: VICE-PRESIDENT

                                 Antares Capital Corporation


                                 By: /s/ David Mahon
                                     ------------------------------------------
                                     Name:  David Mahon
                                     Title: Director

                                 Mariner CDO 2002, Ltd.


                                 By: /s/ David Mahon
                                     ------------------------------------------
                                     Name:  David Mahon
                                     Title: Vice President